Fees Summary	Mar. 10, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,340,000.00
Total Fee Amount	185.05
Total Offset Amount	0.00
Net Fee	185.05
Narrative - Max Aggregate Offering Price	$ 1,340,000.00
Final Prospectus	true